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                                  EXHIBIT 99.2

                       AMENDMENT NO. 3 TO RIGHTS AGREEMENT


     Amendment No. 3 to Rights Agreement dated as of November 9, 1998, amending the Rights Agreement dated August 8, 1990, as amended on August 8, 1990 and on March 10, 1998 (as amended, the "Agreement"), between Genesco Inc., a Tennessee corporation (the "Company"), and First Chicago Trust Company of New York (the "Rights Agent").

     WHEREAS, on August 8, 1990, the Company and the Rights Agent entered into the Agreement; and

     WHEREAS, on August 8, 1990 and March 10, 1998 the Company and the Rights Agent amended the Agreement; and

     WHEREAS, Section 27 of the Agreement provides that prior to the Distribution Date, the Company may amend the Agreement without the approval of any holders of Common Shares; and

     WHEREAS, the Company and the Rights Agent wish to amend the Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Section 1(a) of the Agreement is hereby amended in its entirety to read as follows:

     (a) "Acquiring Person" means any Person (as hereinafter defined) who or which, together with all Affiliates and Associates (as hereinafter defined) of such Person, is the Beneficial Owner (as hereinafter defined) of 10% or more of the Common Shares of the Company then outstanding, but does not include (i) the Company; (ii) any Subsidiary of the Company (as hereinafter defined); (iii) any employee benefit plan of the Company or of any Subsidiary of the Company; (iv) any Person holding Common Shares for or pursuant to the terms of any such employee benefit plan; (v) any Person who becomes the beneficial owner of 10% or more of the Common Shares of the Company then outstanding in a transaction which is approved in advance of its occurrence by a majority of the Company's Board of Directors as being in the best interests of the Company; (vi) any Person that within five Business Days of being notified by the Company of its status as an Acquiring Person, certifies to the Company that such Person acquired beneficial ownership of 10% or more of the Common Shares inadvertently or without knowledge of the terms of the Rights Agreement and such certification is not determined by a majority of the Company's Board of Directors to have not been made in good faith, and such Person divests as promptly as practicable (but in no event more than thirty calendar days following its certification or such shorter period as may be determined by the Board of Directors) a sufficient number of Common Shares so that such Person would hold less than 10% of the Common Shares then outstanding; and (vii) any Person that becomes the Beneficial Owner of 10% or more of the Common Shares solely as a result of a reduction in the number of outstanding Common Shares of the Company in a transaction that is approved by the Company's Board of Directors, provided that such Person will immediately be an Acquiring Person in the event such Person, while the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, thereafter becomes the Beneficial Owner of a number of Common Shares of the Company (other than as a result of a stock split or stock dividend) that is greater than the number of Common Shares of which it was the Beneficial Owner on


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the date of the reduction in the number of outstanding Common Shares that caused it to be the Beneficial Owner of 10% or more of the Common Shares outstanding, or in the event that such Person after such date acquires any additional Common Shares of the Company (other than as a result of a stock split or stock dividend) if after the acquisition such Person would be the Beneficial Owner of 15% or more of the Common Shares then outstanding.

2. Section 1(g) of the Agreement is hereby amended in its entirety to read as follows:

     (g)   [intentionally left blank].

3. Section 3(c) of the Agreement is hereby amended in its entirety to read as follows:

     (c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but before the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed, printed or written on or otherwise affixed to them the following legend:

               This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Genesco Inc. and First Chicago Trust Company of New York, dated August 8, 1990, as amended on August 8, 1990, March 10, 1998 and October 28, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Genesco Inc. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Genesco Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after its receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

With respect to certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. If the Company acquires any Common Shares after the Record Date but before the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company is not entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.




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4.   Section 23(a) of the Agreement is hereby amended in its entirety to read as follows:

     (a) The Board of Directors of the Company may at its option, at any time before the earlier of (i) the Close of Business on the tenth day following the Shares Acquisition Date and (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof or, in the discretion of the Board of Directors, its equivalent in shares of the Company's stock, determined according to the current per share market price of such shares as of the date of redemption (such amount, the "Redemption Price").

5. Section 27 of the Agreement is hereby amended in its entirety to read as follows:

     Supplements and Amendments. Before the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of Common Shares. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder; provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Rights Agreement to be executed as of the date first written above.



                                   GENESCO INC.

                                   By       /s/ Roger G. Sisson
                                      -----------------------------------------

                                   Name: Roger G. Sisson
                                   Title: Secretary and General Counsel


                                   FIRST CHICAGO TRUST COMPANY OF
                                   NEW YORK

                                   By      /s/ Joanne Gorostiola
                                      -----------------------------------------

                                   Name: Joanne Gorostiola
                                   Title: Assistant Vice President



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